UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2011

KINETIC CONCEPTS, INC.

(Exact name of registrant as specified in its charter)

Texas	001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

(210) 524-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 28, 2011, at a special meeting of shareholders of Kinetic Concepts, Inc. (the “Company”), the Company’s shareholders approved the proposal to adopt the Agreement and Plan of Merger (the “Merger Agreement”), dated July 12, 2011, by and among the Company, Chiron Holdings, Inc. (“Chiron”) and Chiron Merger Sub, Inc. (“Merger Sub”). The Merger Agreement provides for the merger of Merger Sub with and into the Company, with the Company surviving as a wholly owned subsidiary of Chiron (the “Merger”). The shareholders of the Company also voted to approve the non-binding proposal regarding certain merger-related executive compensation arrangements.

Set forth below, with respect to each proposal, are the number of votes cast for and against and the number of abstentions.

Proposal 1: Adopt the Merger Agreement

For	Against	Abstain
62,621,650	32,444	10,271

Proposal 2: Approve the Non-binding Proposal Regarding Certain Merger-related Executive Compensation Arrangements

For	Against	Abstain
52,752,792	9,151,705	759,868

A copy of the press release issued by the Company announcing the results of the shareholder vote at the special meeting is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit Number	Description
Exhibit 99.1	Press Release Announcing Special Meeting Results

Cautionary Statement Regarding Forward-Looking Statements

This filing contains forward-looking statements, which may be identified by words such as “believes,” “expects,” “anticipates,” “estimates,” “projects,” “intends,” “should,” “seeks,” “future,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements are subject to risks, uncertainties, assumptions and other factors that are difficult to predict and that could cause actual results to vary materially from those expressed in or indicated by them. Factors that could cause actual results to differ materially include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the Company and others following announcement of the Merger Agreement; (3) the inability to complete the Merger due to the failure to satisfy the conditions to the Merger; (4) risks that the proposed transaction disrupts current plans and operations and potential difficulties in employee retention as a result of the Merger; (5) the ability to recognize the benefits of the Merger; (6) legislative, regulatory and economic developments; and (7) other factors described in the Company’s filings with the SEC. Many of the factors that will determine the outcome of the subject matter of this filing are beyond the Company’s and the Apax consortium’s ability to control or predict. The Company can give no assurance that the conditions to the Merger will be satisfied. Except as required by law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. The Company is not responsible for updating the information contained in this filing beyond the published date, or for changes made to this filing by wire services or Internet service providers.

* * * * *

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (Registrant)

Date: October 28, 2011	By:	/s/ Brian Busenlehner
	Name:	Brian Busenlehner
	Title:	Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit Number	Description
Exhibit 99.1	Press Release Announcing Special Meeting Results